                                                             EXHIBIT 10.4(c)

                      CONSENT NUMBER 3 AND THIRD AMENDMENT

    CONSENT NUMBER 3 AND THIRD AMENDMENT, dated as of February 27, 1997 (this "AMENDMENT"), to the Credit Agreement, dated as of June 27, 1996 (the "CREDIT AGREEMENT"), among Hexcel Corporation (the "COMPANY"), the Foreign Borrowers from time to time parties thereto (together with the Company, the "BORROWERS"), the banks and other financial institutions from time to time parties thereto (the "LENDERS"), Citibank, N.A., as collateral agent (in such capacity, the "COLLATERAL AGENT"), and Credit Suisse First Boston (formerly, Credit Suisse), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"; together with the Collateral Agent, the "AGENTS").

                             W I T N E S S E T H :

    WHEREAS, the Borrowers are parties to the Credit Agreement;

    WHEREAS, the Borrowers have requested that the Agents and the Lenders consent to certain transactions and agree to amend certain provisions of the Credit Agreement, as more fully described herein;

    WHEREAS, the Agents and the Lenders are willing to consent to such transactions and to agree to such amendments, but only upon the terms and subject to the conditions set forth herein;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Borrowers, the Lenders and the Agents hereby agree as follows:

    1. DEFINITIONS. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

    2. AMENDMENT OF SECTION 1.1. Section 1.1 of the Credit Agreement hereby is amended by:

        (a) deleting from the definition of the term "Change of Control" contained therein each reference to the phrase "Ciba-Geigy Limited and its Affiliates" and by substituting (in each such case) therefor the phrase "Chemical Holdings and its Affiliates";

        (b) deleting from the definition of the term "Inventory" contained therein the phrase "Ciba-Geigy or any of its Affiliates" and by substituting therefor the phrase "Specialty Chemicals or any of its Affiliates";

        (c) deleting therefrom in its entirety the definitions of the terms "Governance Agreement", "Manufacturing and Supply Agreement" and "Strategic Alliance Agreement"; and

        (d) inserting therein, in proper alphabetical order, the following new definitions:

           "GOVERNANCE AGREEMENT" means the Governance Agreement dated as of February 29, 1996 by and between Chemical Holdings (as successor to Ciba-Geigy Limited) and the Company, as the same may be amended, supplemented or otherwise modified from time to time.

           "MANUFACTURING AND SUPPLY AGREEMENT" means that certain Manufacturing and Supply Agreement between the Company and Ciba Specialty Chemicals Corporation (as successor to Ciba-Geigy Corporation) dated as of February 29, 1996.

           "SPECIALTY CHEMICALS" means, collectively, Chemical Holdings and Ciba Specialty Chemicals Corporation, a Delaware corporation, and their successors.

           "CHEMICAL HOLDINGS" means Ciba Specialty Chemicals Holding Inc., a Swiss corporation, and its successors.

           "STRATEGIC ALLIANCE AGREEMENT" means the Strategic Alliance Agreement dated as of September 29, 1995 and amended as of December 12, 1995 and as of February 28, 1996, among the Company and Specialty Chemicals (as successor to Ciba-Geigy), as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with SECTION 13.16.

    3. AMENDMENT OF SECTION 7.10(D). Section 7.10(d) of the Credit Agreement hereby is amended by deleting each reference to the phrase "any Lender" and "any Lender's" and by substituting therefor the phrase "such Lender" and "such Lender's", respectively.

    4. AMENDMENT OF SECTION 11.1. Section 11.1 of the Credit Agreement hereby is amended by:

        (a) inserting in clause (b) thereof, immediately after the phrase "within forty-five (45) days after the end of each fiscal quarter of each Fiscal Year" and immediately before the comma which follows such phrase, the phrase "(other than the last fiscal quarter of each Fiscal Year)".

        (b) deleting clause (g) thereof in its entirety and by substituting therefor the following:

           (g) HEXCEL POTTSVILLE CORPORATION. Within thirty (30) days of their delivery in accordance with Sections 9.02 and 11.08 of the Special Security Agreement dated as of February 29, 1996 (as the same may be amended, supplemented or otherwise modified from time to time), by and among Specialty Chemicals (as successor to Ciba-Geigy), the Company, Hexcel Pottsville Corporation and the United States Department of Defense (the "SPECIAL SECURITY AGREEMENT") and to the extent not prohibited by applicable Directives, copies of the annual implementation and compliance report and the quarterly report to Affiliates required to be delivered pursuant to Sections 9.02 and 11.08, respectively, of the Special Security Agreement.

    5. AMENDMENT OF SECTION 13.1. Section 13.1 of the Credit Agreement hereby is amended by (a) deleting the word "and" which appears at the end of clause (l) thereof, (b) deleting the period which appears at the end of clause (m) thereof and by substituting therefor a semi-colon followed by the word "and" and (c) inserting therein as a new clause (n) the following:

        (n) Indebtedness of the Company owing to employees of the Company and its Subsidiaries on account of employee contributions to a non-qualified 401(k)-type restoration plan.

    6. AMENDMENT OF SECTION 13.2(I). Section 13.2(i) of the Credit Agreement hereby is amended by deleting said Section in its entirety and by substituting therefor the following:

        (i) the Company may sell the Specified Equipment to Specialty Chemicals or any Affiliate of Specialty Chemicals pursuant to the Manufacturing and Supply Agreement; and

    7. AMENDMENT OF SECTION 13.3(F). Section 13.3(f) of the Credit Agreement hereby is amended by deleting said Section in its entirety and by substituting therefor the following:

        (f) Liens relating to raw materials supplied by Specialty Chemicals to the Company pursuant to the Manufacturing and Supply Agreement, and Liens relating to the Company's inventory of raw materials and finished products which are required to be purchased by Specialty Chemicals pursuant to the Manufacturing and Supply Agreement upon termination thereof; and

    8. AMENDMENT OF SECTION 13.4. Section 13.4 of the Credit Agreement hereby is amended by:

        (a) deleting from clause (e) thereof the amount "$4,500,000" and by substituting therefor the amount "$8,000,000";

        (b) deleting from clause (e) thereof the amount "$6,500,000" and by substituting therefor the amount "$10,000,000"; and

        (c) (i) deleting the word "and" which appears at the end of clause (m) thereof, (ii) deleting the period which appears at the end of clause (n) thereof and by substituting therefor a semi-colon followed by the word "and" and (iii) inserting therein as a new clause (o) the following:

           (o) Investments by the Company made with the proceeds of Indebtedness permitted pursuant to Section 13.1(n).

    9. AMENDMENT OF SECTION 13.6. Section 13.6 of the Credit Agreement hereby is amended by deleting clause (d) thereof in its entirety and by substituting therefor the following:

        (d) payments with respect to the purchase from time to time by the Company of its common stock (for not more than market price) with the proceeds of the exercise by grantees under any equity-based incentive plan;

    10. AMENDMENT OF SECTION 14.2. Section 14.2 of the Credit Agreement hereby is amended by deleting the ratio set forth therein for each period set forth below and by substituting therefor the ratio set forth below opposite such period:

FISCAL QUARTER                                                                   MINIMUM RATIO
-----------------------------------------------------------------------------  -----------------
First Fiscal Quarter of 1997.................................................           1.00
Second Fiscal Quarter of 1997................................................           1.00
Third Fiscal Quarter of 1997.................................................           1.15
Fourth Fiscal Quarter of 1997................................................           1.25

First Fiscal Quarter of 1998.................................................           1.50
Second Fiscal Quarter of 1998................................................           1.50
Third Fiscal Quarter of 1998 and each Fiscal Quarter ending thereafter.......           2.00

    11. AMENDMENT OF SECTION 15.1. Section 15.1 of the Credit Agreement hereby is amended by deleting clauses (o) and (p) thereof in their entireties and by substituting therefor the following:

        (o) SUBORDINATED NOTES. (A) Prior to the first to occur of (i) March 1, 1999, (ii) the payment in full of all Obligations and the termination of all Commitments and (iii) the extension of the Revolving Credit Termination Date without the consent of Specialty Chemicals, or (B) at any time when any Event of Default in SECTION 15.1(A) shall have occurred and be continuing, Specialty Chemicals shall cease to hold directly or indirectly (through one or more Wholly-owned Subsidiaries) one hundred percent (100%) of the outstanding principal amount of the Subordinated Notes; PROVIDED, that if a Wholly-owned Subsidiary of Chemical Holdings becomes a holder of all or any portion of the Subordinated Notes, it shall not constitute an Event of Default under this SECTION 15.1(O) in the event that Chemical Holdings effects a Broad Distribution (as defined in the Governance Agreement) of up to 20% of the Capital Stock of such Wholly-owned Subsidiary, but only if (1) such distribution has a bona fide business purpose (other than the sale or distribution of Subordinated Notes) and (2) the Subordinated Notes "beneficially owned" (as defined in Rule 13d-3 under the Exchange Act) by such Subsidiary do not constitute a material portion of the total assets of such Subsidiary.

        (p) VOTING STOCK OF THE COMPANY. Chemical Holdings shall cease to "beneficially own" (as defined in Rules 13d-3 and 13d-5 under the Exchange
    Act), directly or indirectly, at least forty percent (40%) of the Voting Stock of the Company.

    12. ACKNOWLEDGEMENT OF SPIN-OFF. Each Lender hereby acknowledges that Ciba-Geigy intends to spin-off or otherwise distribute equity interests or rights to purchase equity interests in Specialty Chemicals (including, without limitation, its equity interest in the Company and the Subordinated Notes) to the public shareholders of Ciba-Geigy (the "SPIN-OFF") and hereby waives compliance with such provisions of the Credit Agreement as are necessary to permit the Spin-Off.

    13. CONSENT TO AMENDMENT OF BY-LAWS. Each Lender hereby consents that the Company may amend its by-laws in order to replace references to Ciba-Geigy with references to Specialty Chemicals and waive compliance with the provisions of
Section 13.14 of the Credit Agreement to the extent and only to the extent necessary to permit such amendments.

    14. CONSENT TO LIQUIDATION OF BROCHIER. Each Lender hereby (a) consents that Brochier may transfer (whether by dividend or otherwise) all of its assets to Hexcel S.A. [France], Hexcel Fabrics S.A. and/or Hexcel Composites S.A. [France]and be dissolved and (b) waives compliance with the provisions of
Section 13.9 of the Credit Agreement to the extent and only to the extent necessary to permit such transfer and dissolution. From and after such transfer of all or substantially all of its assets, the "Foreign Borrower" status of Brochier shall be deemed to have been terminated in accordance with the provisions of Section 3.6 of the Credit Agreement.

    15. CONSENT TO INVESTMENT IN HEXCEL BELGIUM. Each Lender hereby consents that the Company and its Subsidiaries may make Investments in Hexcel Belgium or otherwise acquire assets of Hexcel Belgium; PROVIDED that (a) such Investment or acquisition would have constituted "Permitted Belgian Capital" if it had taken the form of an equity Investment made by the Company in Hexcel Belgium or an intercompany loan made by the Company to Hexcel Belgium and (b) the determination of whether the requirements of clause (a) of this proviso have been satisfied shall be made without giving effect to the provisions of clause
(a) of the proviso to the definition of the term "Permitted Belgian Capital" contained in Section 1.1 of the Credit Agreement.

    16. CONSENT TO REPURCHASE OF LODI FACILITY. Each Lender hereby consents that the Company and its Subsidiaries may acquire the Lodi Facility for aggregate consideration of (a) not more than $1,500,000 in cash and (b) forgiveness of mortgage indebtedness of approximately $2,000,000. Each Lender hereby (x) waives compliance with the provisions of Sections 13.4 and 13.16 of the Credit Agreement to the extent and only to the extent necessary to permit such acquisition for such consideration and (y) acknowledges and agrees that such acquisition shall be deemed not to constitute an "Investment" for purposes of the Credit Agreement.

    17. CONSENT TO STOCK SALE. Each Lender hereby consents that the Company may sell, transfer or otherwise convey a portion of the issued and outstanding capital stock of Salver, and that Salver may issue its capital stock, to any Wholly-owned Subsidiary of the Company and waives compliance with the provisions of Section 13.13 of the Credit Agreement to the extent and only to the extent necessary to permit such sale, transfer, other conveyance or issuance; PROVIDED, HOWEVER, that, after giving effect to such sale, transfer, other conveyance or issuance of capital stock, not less than 90% (on a fully diluted basis) of the issued and outstanding capital stock of Salver shall be owned directly by the Company.

    18. CONSENT TO DESIGNATION OF ADDITIONAL BORROWERS. Each Lender hereby consents that each of Hexcel Fabrics S.A. and Hexcel Composites S.A. [France] shall be designated as an "Additional Borrower" for all purposes under the Credit Agreement and the other Loan Documents; PROVIDED that nothing contained in this Section 3 shall be deemed to constitute a waiver of any of the provisions of Section 9.3 of the Credit Agreement.

    19. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date that the Administrative Agent shall have received:

        (a) counterparts of this Amendment, duly executed by the Company, the European Overdraft Bank and the Requisite Lenders; and

        (b) each of (i) a guarantee made by Hexcel Pacific Rim Corporation, a California corporation, substantially in the form of Exhibit I to the Credit Agreement, executed and delivered by a duly authorized officer of Hexcel Pacific Rim Corporation and (ii) a first priority, perfected security interest in all of the issued and outstanding capital stock of Hexcel Pacific Rim Corporation pursuant to a pledge agreement substantially similar to the form of Exhibit J to the Credit Agreement;

PROVIDED that, in addition to the satisfaction of the foregoing conditions, it shall be a condition precedent to the effectiveness of Section 18 hereof that the Collateral Agent shall have received a first priority, perfected security interest in 65% of the issued and outstanding capital stock of each of Hexcel Fabrics S.A. and Hexcel Composites S.A., together with a legal opinion of S.G. Archibald Andersen (or other counsel reasonably acceptable to the Administrative Agent) with respect to matters substantially similar to the legal opinion delivered by them in connection with the closing of the Credit Agreement.

    20. REPRESENTATIONS AND WARRANTIES. The Company, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it and each Foreign Borrower in Section 10 of the Credit Agreement and otherwise in the Loan Documents to which it is a party; PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment (including, without limitation, the designation of each of Hexcel Fabrics S.A. and Hexcel Composites S.A. as an Additional Borrower pursuant to
Section 3 hereof).

    21. LIMITED EFFECT. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provisions of any of the Loan Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

    22. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

    23. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                HEXCEL CORPORATION
                                HEXCEL S.A. [Belgium]
                                HEXCEL S.A. [Lyon]
                                BROCHIER S.A.
                                SALVER S.R.L.
                                HEXCEL (U.K.) LIMITED
                                HEXCEL COMPOSITES LIMITED
                                HEXCEL COMPOSITES GMBH
                                HEXCEL S.A. [SPAIN] (formerly known as Hercules
                                Aerospace Espana S.A.)

                                By:               /s/ S. C. FORSYTH
                                     ------------------------------------------
                                     Title: Attorney-in-Fact

                                CREDIT SUISSE FIRST BOSTON (formerly, Credit
                                Suisse), as the Administrative Agent

                                By:            /s/ HEATHER RIEKENBERG
                                     ------------------------------------------
                                     Title: Vice President

                                By:               /s/ IRA LUBINSKY
                                     ------------------------------------------
                                     Title: Associate

                                CITIBANK, N.A. as Collateral Agent and as a Lender (including, without limitation, as
                                European Overdraft Bank)

                                By:             /s/ JAMES N. SIMPSON
                                     ------------------------------------------
                                     Title: Attorney-in-Fact

                                CREDIT SUISSE FIRST BOSTON (formerly, Credit
                                Suisse), as a Lender

                                By:                /s/ KARL STUDER
                                     ------------------------------------------
                                     Title: Director

                                By:              /s/ MARTIN LASANCE
                                     ------------------------------------------
                                     Title: Associate

                                THE BANK OF NEW YORK

                                By:             /s/ ELIZABETH T. YING
                                     ------------------------------------------
                                     Title: Vice President

                                BANQUE NATIONALE DE PARIS, SAN FRANCISCO BRANCH

                                By:              /s/ KATHERINE WOLFE
                                     ------------------------------------------
                                     Title: Vice President

                                By:               /s/ DEBRA WRIGHT
                                     ------------------------------------------
                                     Title: Vice President

                                THE CHASE MANHATTAN BANK (as successor by merger to The Chase Manhattan Bank, N.A.)

                                By:               /s/ SCOTT S. WARD
                                     ------------------------------------------
                                     Title: Vice President

                                CREDIT LYONNAIS NEW YORK BRANCH

                                By:                /s/ XAVIER ROUX
                                     ------------------------------------------
                                     Title: First Vice President

                                ISTITUTO BANCARIO SAN PAOLO DI TORINO, S.P.A.

                                By:              /s/ ROBERT WURSTER
                                     ------------------------------------------
                                     Title: First Vice President

                                By:               /s/ WENDELL JONES
                                     ------------------------------------------
                                     Title: Vice President

                                SOCIETE GENERALE, New York Branch

                                By:              /s/ GEORG L. PETERS
                                     ------------------------------------------
                                     Title: Vice President

                                SWISS BANK CORPORATION, New York and Cayman
                                Island Branches

                                By:              /s/ PAOLO SEIFERLE
                                     ------------------------------------------
                                     Title: Associate Director

                                By:                /s/ JORG RAUTHE
                                     ------------------------------------------
                                     Title: Associate Director

                                UNION BANK OF SWITZERLAND, New York Branch

                                By:              /s/ C. C. GLOCKLER
                                     ------------------------------------------
                                     Title: Vice President

                                By:             /s/ MARY V. TURNBACH
                                     ------------------------------------------
                                     Title: Assistant Treasurer

                                UNION BANK OF CALIFORNIA, N.A.

                                By:              /s/ ALISON AMONETTE
                                     ------------------------------------------
                                     Title: Vice President